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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 ABN AMRO FUNDS
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)


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                     ABN AMRO INVESTMENT FUND SERVICES, INC.

                   TALKING POINTS FOR PROXY SOLICITATION CALLS

- Call our contacts, which are due diligence, marketing, and platform distribution contacts.

- Explain that you are calling about the ABN AMRO Funds' proxy statement. Inform them that our records indicate that their client has not yet voted their shares.

- Determine if our contact can vote the proxy for their client or if the contact can assist us in contacting the appropriate person with the authority to vote the shares.

- Remind the contact of the upcoming shareholder meeting on September 20th. Explain why the first meeting on August 25, 2006 was adjourned because of a lack of shareholder participation. Explain that a majority of the outstanding voting securities must vote in favor of the proposals for them to be approved.

- Ask if they have any questions about the proxy. If they do not have a copy of the proxy statement, get their address and advise them that Computershare, the proxy solicitor, will send them another copy.

- Request that the contact please vote the proxy or encourage their client to vote regardless of how the client wishes to vote (for, against or abstain). Advise them that the Board of Trustees has voted in favor of each proposal in the proxy statement.

- Provide the contact the information needed for them or their client to vote, including, if necessary, Computershare's telephone number. Inform them of the ways to vote -- internet, touch-tone phone or by mail. Explain the person authorized to vote the shares will need the GS # to vote the shares. Explain to the contact how the GS # can be obtained.

-    Thank them for their time.


                 TALKING POINTS FOR OBO PROXY SOLICITATION CALLS

- Call our contacts, which are due diligence, marketing, and platform distribution contacts.

-    Explain that you are calling about the ABN AMRO Funds' proxy statement.

- Explain that we are calling to advise them that our records indicate that we have not received your client's voting instructions regarding the proxy. Explain that due to the nature of their client's account (OBO/NOBO), we cannot ensure that their client has received the proxy.


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-    Share with them that ComputerShare or another proxy solicitor has sent the proxy to them or their client.

- Determine if our contact can vote the proxy for their client or if the contact can assist us in contacting the appropriate person with the authority to vote the shares.

- Inform them that the client cannot vote their shares unless they are in possession of the proxy statement. If they or the proper contact does NOT have it, tell them that we will contact Computershare to have them send out another copy of the proxy, which will allow them to vote.

- Remind the contact of the upcoming shareholder meeting on September 20th. Explain why the first meeting on August 25, 2006 was adjourned because of a lack of shareholder participation. Explain that a majority of the outstanding voting securities must vote in favor of the proposals for them to be approved.

-    Ask if they have any questions about the proxy.

- Request that the contact please vote the proxy or encourage their client to vote regardless of how the client wishes to vote (for, against or abstain). Advise them that the Board of Trustees has voted in favor of each proposal in the proxy statement.

- Provide the contact the information needed for them or their client to vote, including, if necessary, Computershare's telephone number. Inform them of the ways to vote -- internet, touch-tone phone or by mail. Explain the person authorized to vote the shares will need the GS # or ADP Client # to vote the shares. Explain to the contact how the GS # or ADP Client # can be obtained.

-    Thank them for their time.